1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

September 3, 2003

Date of Report (Date of earliest event reported)

Commission File Number 0-1088

KELLY SERVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	38-1510762
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

999 WEST BIG BEAVER ROAD, TROY, MICHIGAN 48084

(Address of principal executive offices)

(Zip Code)

(248) 362-4444

(Registrant’s telephone number, including area code)

Item 5.	Other Events

Kelly Services, Inc. today issued a press release to announce that it had repurchased 1,000,000 shares of its Class A common stock in a negotiated transaction from the William R. Kelly Trust. A copy of the press release is attached as exhibit 99.1 herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KELLY SERVICES, INC.

Date: September 3, 2003

/s/ William K. Gerber

William K. Gerber

Executive Vice President and

Chief Financial Officer

(Principal Financial Officer and

Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.

99.1 -	Registrant’s press release dated September 3, 2003